Exhibit 10.1

Execution Version

From:	Barclays Bank PLC
European Loans Agency
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom
(the Agent)

To:	Tower Insurance Company of New York
120 Broadway
31st Floor
New York NY 10271
United States

CastlePoint Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

CastlePoint National Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

Hermitage Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

26 November 2013

Dear Sirs

WAIVER EXTENSION LETTER RELATING TO THE LETTER OF CREDIT FACILITY AGREEMENT ENTERED INTO BETWEEN (1) TOWER INSURANCE COMPANY OF NEW YORK, (2) CASTLEPOINT INSURANCE COMPANY, (3) CASTLEPOINT NATIONAL INSURANCE COMPANY, (4) HERMITAGE INSURANCE COMPANY (5) BARCLAYS BANK PLC AND BANK OF MONTREAL, LONDON BRANCH AS ISSUING BANKS, AND (6) BARCLAYS BANK PLC AS AGENT AND SECURITY AGENT DATED 11 NOVEMBER 2011 AS AMENDED ON 12 MARCH 2012, 16 JULY 2012, 21 NOVEMBER 2012, AMENDED AND RESTATED ON 7 MARCH 2013 AND AMENDED ON 2 MAY 2013 AND 22 OCTOBER 2013 (THE “FACILITY AGREEMENT”)

1.	INTERPRETATION

1.1	We refer to the Facility Agreement. Capitalised terms defined in the Facility Agreement have the same meaning when used in this letter unless expressly defined in this letter. In this letter:-

“Waiver Letter”	means the waiver letter dated 18 October 2013 between the parties to this waiver extension letter, as extended pursuant to the waiver extension letter dated 4 November 2013

1.2	The principles of construction set out in the Facility Agreement shall have effect as if set out in this letter.

1.3	This letter is entered into by Barclays Bank PLC as Agent on behalf of the Finance Parties pursuant to clause 30.1 (Required consents) of the Facility Agreement.

2.	SATISFACTION OF WAIVER LETTER CONDITION

The Finance Parties confirm that the condition in paragraph 3.1.7(d) of the Waiver Letter has been satisfied.

3.	WAIVERS

3.1	Pursuant to paragraph 4.3 of the Waiver Letter, the waiver in the Waiver Letter shall be extended to the Waiver Termination Date (as defined below).

3.2	Subject to the conditions set out in paragraphs 3 and 4 of the Waiver Letter, the Agent (on behalf of itself and the other Finance Parties) pursuant to clause 30.1 (Required consents) of the Facility Agreement, hereby waives, with effect from the date the Agent receives a countersigned copy of this letter from each of the Borrowers, the requirement to make the Repeating Representation in clause 14.12 (No proceedings pending or threatened) of the Facility Agreement on 30 November 2013.

3.3	Subject to the conditions set out in paragraphs 3 and 4 of the Waiver Letter, the Agent (on behalf of itself and the other Finance Parties) pursuant to clause 30.1 (Required consents) of the Facility Agreement, hereby waives, with effect from the date the Agent receives a countersigned copy of this letter from each of the Borrowers, any Default which would otherwise arise solely from the breach of clause 15.1(a) or a breach of clause 15.1(b)(ii) (Financial Statements) of the Facility Agreement, as a result of:-

3.3.1	Borrower A not supplying to the Agent by 29 November 2013 the consolidated financial statements of Tower Group, Inc. the financial statements for the calendar quarter ending 30 September 2013; and

3.3.2	each Borrower not supplying to the Agent by 29 November 2013 its financial statements for the calendar quarter ending 30 September 2013.

4.	WAIVER TERMINATION

4.1	The waiver extension in paragraph 3.1 and the waivers in paragraphs 3.2 and 3.3 of this letter shall cease to be of effect and no waiver shall be deemed to be in effect on and from the earliest to occur of:

4.1.1	any one of the conditions in paragraphs 3.1.6, 3.1.7(a), 3.1.7(b), 3.1.7(c), 3.1.8 or 3.1.9 of the Waiver Letter not being satisfied or ceasing to be satisfied by 6 December 2013;

4.1.2	such date as each Finance Party (in its sole discretion) considers, on the basis of the information provided in accordance with paragraph 3.1.8 of the Waiver Letter (and any other available information), that any condition in paragraphs 3.1.7 (a), 3.1.7(b) or 3.1.7(c) of the Waiver Letter shall not be met;

4.1.3	the performance by each Borrower of the conditions set forth in paragraphs 3.1.7(a), 3.1.7(b) and 3.1.7(c) of the Waiver letter on or before 6 December 2013; or

4.1.4	the failure by the Borrowers to pay the following invoices:-

(a)	Morrison & Foerster invoice dated 31 May 2013 with number #5238024 for US$17,763.00;

(b)	Morrison & Foerster invoice dated 16 October 2013 with number #5276283 for US$4,355.00;

(c)	Morrison & Foerster invoice dated 6 November 2013 with number #5281433 US$53,086.18;

(d)	Culhane Meadows invoice dated 5 November 2013 with number #20927 for US$650; and

(e)	Pinsent Masons invoice dated 18 October 2013 with number 6058891 for £19,970.82;

by 6 December 2013;

(the "Waiver Termination Date").

4.2	On the waiver extension in paragraph 3 of this letter ceasing to be of effect in accordance with paragraph 4.1 above:-

4.2.1	each Repeating Representation shall be deemed to have been made by reference to the facts and circumstances existing at that time (and as at the date of this letter) without qualification (and where the facts and circumstances applicable to any such Repeating Representation shall, where applicable, be deemed to have a Material Adverse Effect and not be capable of remedy); and

4.2.2	an Event of Default arising under paragraphs 4.2.1 in relation to any Borrower shall constitute an Event of Default against all Borrowers.

5.	CONSENT AND ACKNOWLEDGEMENT

5.1	Each Borrower hereby confirms, ratifies and acknowledges its obligations and liabilities in respect of all of its obligations under the Finance Documents, all of which continue to accrue and be due and payable as set forth in the Finance Documents.

5.2	Except as expressly contemplated hereby or in the Facility Amendment Agreement, the Finance Documents shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects. The execution and delivery by the Finance Parties of, or acceptance of, this letter and any other documents and instruments in connection herewith (collectively, the “Waiver Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect any Finance Party’s ability to enforce its rights arising out of or as a result of) any Default or Event of Default not explicitly waived hereby.

5.3	Each Borrower hereby acknowledges and confirms to the Finance Parties that such Borrower is executing this letter and any other Waiver Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other person or entity.

6.	MISCELLANEOUS

6.1	No Borrower may take any proceedings against any Finance Party or their respective officers, employees or agents in respect of any claim it might have against any Finance Party, or their respective officers, employees or agents in respect of any act or omission of any kind by that Finance Party, or any of their respective officers, employees or agents in relation to any Finance Document and any Finance Party or their respective officers, employees or agents may rely on this paragraph.

6.2	Except as expressly waived in this letter, the Facility Agreement and each other Finance Document continues in full force and effect. To the extent there is any contradiction between this letter and the Waiver Letter, this letter shall prevail.

6.3	This letter is a Finance Document.

6.4	The Borrowers shall within three Business Days of demand pay the Agent, the Security Agent and each Issuing Bank:-

6.4.1	the amount of all documented costs and expenses (including legal fees) reasonably incurred (subject to any agreed caps) by any of them in connection with the negotiation, preparation and execution of this letter and the Waiver Letter or otherwise incurred in connection with any other Finance Document;

6.4.2	the accrued Letter of Credit fees payable pursuant to clause 5.1 of the Facility Agreement in the amount invoiced by the Agent;

6.4.3	the accrued commitment fees payable pursuant to clause 8 of the Facility Agreement in the amount invoiced by the Agent; and

6.4.4	the amount payable under an invoice to be issued by Pinsent Masons on or around 29 November 2013 in an amount no higher than £6,764.

The Agent may instruct the Security Agent to deduct any commitment fees and invoiced costs and expenses from cash collateral held in a Deposit Account on the earliest to occur of (a) the Waiver Termination Date and (b) the date of request to release the cash collateral in a Deposit Account in respect of the last outstanding Letter of Credit.

6.5	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

6.6	This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

6.7	The provisions of Clauses 1.3 (Third Party Rights), 28 (Partial Invalidity), 29 (Remedies and Waivers) and 30 (Amendments and waivers) of the Facility Agreement shall apply, mutatis mutandis, to this letter as if set out in full herein.

Please confirm your agreement with the contents of this letter by signing and returning to the enclosed duplicate of this letter.

Yours faithfully

/s/ Estela R. R. Landro

For and on behalf of

BARCLAYS BANK PLC

as Agent (acting on the instructions of the Issuing Banks)

We agree to the terms and conditions of this letter

For and on behalf of

TOWER INSURANCE COMPANY OF NEW YORK

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of

CASTLEPOINT INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of

CASTLEPOINT NATIONAL INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance

For and on behalf of

HERMITAGE INSURANCE COMPANY

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

By:	/s/ David T. Uber
Name:	David T. Uber
Title:	VP Finance